UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 12, 2004 (August 11, 2004)

TEAM, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9950	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Hermann Drive Alvin, Texas	77511-6592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(281) 331-6154

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01: Completion of Acquisition or Disposition of Assets.

As previously reported, on July 16, 2004, Team, Inc. (“Team”), and its indirect wholly-owned subsidiary Team Cooperheat-MQS, Inc., a Texas corporation formerly known as Team Acquisition Corp. (“Buyer”), executed an Asset Purchase Agreement to purchase substantially all of the assets of International Industrial Services, Inc., a Delaware corporation (“IISI”), and Cooperheat-MQS, Inc., a Delaware corporation (“Cooperheat”), including the capital stock of certain subsidiaries of IISI and Cooperheat (together, “Sellers”).

On August 12, 2004, Team filed a current report on Form 8-K disclosing the acquisition of substantially all of Sellers’ assets, but omitted the financial statements of the business acquired (required by Item 9.01(a) of Form 8-K) and the pro forma financial information (required by Item 9.01(b) of Form 8-K) as it was permitted to do pursuant to Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

This current report on Form 8-K/A amends the initial current report on Form 8-K filed on August 12, 2004. Prior to the acquisition of Sellers’ assets, neither of the Sellers were subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and the form and content of and the requirements for financial statements set forth in Regulation S-X were not applicable to Sellers. As a result of this, Team could not file the audited financial statements of and the pro forma financial information for the acquired business within the prescribed time period without unreasonable effort or expense.

Item 9.01: Financial Statements and Exhibits.

As indicated in Item 2.01 above, Team is unable to file the financial statements and pro forma financial information at this time without unreasonable effort or expense. Team will file such statements and information on or before the 15th calendar day following this current report on Form 8-K/A.

(c)	Exhibits.

Exhibit No.	Description
*2.1	Asset Purchase Agreement dated as of July 16, 2004, by and among International Industrial Services, Inc., Cooperheat-MQS, Inc., Team Acquisition Corp. and Team, Inc. (incorporated by reference to Exhibit 99.1 to Registrant’s Current Report on Form 8-K, dated July 16, 2004, filed July 20, 2004, SEC File No. 0-9950).

*10.1	Credit Agreement dated August 11, 2004 among Team, Inc., each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K, dated August 11, 2004, filed August 12, 2004, SEC File No. 0-9950).

2

**99.1	Press Release, dated August 11, 2004, “Team, Inc. Completes Purchase of Cooperheat-MQS Assets and Provides Revised Earnings Guidance” (incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K, dated August 11, 2004, filed August 12, 2004, SEC File No. 0-9950).

*	Previously filed
**	Previously furnished

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEAM, INC.

Date: October 25, 2004	By:	/s/ Ted W. Owen
Ted W. Owen
Senior Vice President — Finance and Administration, Secretary and Treasurer

4

INDEX TO EXHIBITS

Page
Exhibit No.	Description
*2.1	Asset Purchase Agreement dated as of July 16, 2004, by and among International Industrial Services, Inc., Cooperheat-MQS, Inc., Team Acquisition Corp. and Team, Inc. (incorporated by reference to Exhibit 99.1 to Registrant’s Current Report on Form 8-K, dated July 16, 2004, filed July 20, 2004, SEC File No. 0-9950).

*10.1	Credit Agreement dated August 11, 2004 among Team, Inc., each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K, dated August 11, 2004, filed August 12, 2004, SEC File No. 0-9950).

**99.1	Press Release, dated August 11, 2004, “Team, Inc. Completes Purchase of Cooperheat-MQS Assets and Provides Revised Earnings Guidance” (incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K, dated August 11, 2004, filed August 12, 2004, SEC File No. 0-9950).

*	Previously filed
**	Previously furnished